                                                                  EXHIBIT 10.27

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, made on the 15th day of March, 2002, by and among KRANE HOLDINGS, INC., a Delaware corporation ("Krane"), THANE INTERNATIONAL, INC., a Delaware corporation ("Thane"), KRANE ACQUISITION CORPORATION, Delaware corporation and a wholly-owned subsidiary of Thane (the "Intermediate Entity"), KRANE HOLDINGS ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of the Intermediate Entity ("Acquisition"), and each of the stockholders of Krane listed on the signature pages hereto (collectively, the "Stockholders").

         WHEREAS, Acquisition desires to merge with and into Krane and Krane desires that Acquisition be merged with and into Krane, so that Krane will be the surviving corporation, all upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware;

         WHEREAS, the terms and conditions of such merger, the mode of carrying the same into effect, the manner of converting the capital stock of Krane into the right to receive cash or shares of capital stock of Thane and such other terms and conditions as may be required or permitted to be stated in this Agreement are set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements, and subject to the conditions herein contained, Thane, Krane, the Intermediate Entity, Acquisition and each of the Stockholders hereby agree as follows:

                                    SECTION 1

                                   THE MERGER

         1.1      The Merger.   Subject to the terms and conditions contained
herein, at the Effective Time, Acquisition shall be merged with and into Krane in accordance with the requirements of the laws of the State of Delaware (the "Merger"). Thereupon, (a) the corporate existence of Krane, with all its rights, privileges, immunities, powers and purposes, shall continue unaffected and unimpaired by the Merger, and Krane, as the corporation surviving the Merger, shall be fully vested therewith, the separate existence of Acquisition shall cease upon the Merger becoming effective as herein provided and thereupon Krane and Acquisition shall be a single corporation (sometimes referred to herein as the "Surviving Corporation") and (b) all of the assets and properties of Acquisition, whether real, personal, or mixed, and whether tangible or intangible, and all of the liabilities and obligations of Acquisition whether fixed or contingent, shall vest in the Surviving Corporation, without any further action of either Acquisition or Krane.

         1.2      Filing.   On the date hereof, Krane and Acquisition will
cause an executed counterpart of a Certificate of Merger in substantially the form of Exhibit A hereto (the "Certificate of Merger") to be filed with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Sections 251 and 103 of the Delaware General Corporation Law (the "DGCL").

         1.3      Effective Time of the Merger.   The Merger shall be effective
at the time that the filing of the counterpart of the Certificate of Merger with the Secretary of State of the State of Delaware referred to in Section 1.2 is completed, which time is sometimes referred to herein as the "Effective Time."

         1.4      Effect of the Merger.   The Merger shall have the effects set
forth in Section 259 of the DGCL.

                                   SECTION 2

            CONVERSION OF SHARES AND WARRANTS; ASSUMPTION OF OPTIONS

         2.1 At the Effective Time, all of the issued and outstanding shares of capital stock of Acquisition and Krane shall, by virtue of the Merger and without any action on the part of the respective holders thereof, become and be converted into shares of capital stock of the Surviving Corporation or into the right to receive shares of capital stock of Thane or be canceled, as the case may be, as follows:

         (a) Each issued and outstanding share of common stock, par value $.001 per share, of Acquisition shall be converted into one share of common stock, par value $.001 per share, of the Surviving Corporation.

         (b) Each issued and outstanding share of common stock, par value $.001 per share, of Krane ("Krane Common Stock") (excluding any treasury shares of Krane), shall be converted into and become the right to receive
2.42432187628972 shares of common stock, par value $.001, of Thane ("Thane Common Stock"). Subject to the provisions set forth in Section 2.1(d) hereto, Thane will promptly issue to each of the Stockholders a stock certificate evidencing the ownership of such number of shares of Thane Common Stock as set forth opposite such Stockholder's name on Schedule 2.1(b) hereto upon surrender by such Stockholder of stock certificates evidencing ownership of shares of Krane Common Stock.

         (c) Each share of Krane Common Stock issuable to Prairie Capital Mezzanine Fund, L.P. ("Prairie") upon the exercise of the warrants issued to Prairie (the "Prairie Warrants") pursuant to that certain Initial Stock Purchase Warrant and Repurchase Agreement, dated as of May 17, 2000, by and between Krane and Prairie, shall be converted into and become the right to receive
2.42432187628972 shares of Thane Common Stock. Thane will promptly issue to Prairie a stock certificate evidencing the ownership of such number of shares of Thane Common Stock as set forth on Schedule 2.1(c) hereto upon surrender by Prairie of the Prairie Warrants.

         (d) At the Effective Time, Thane shall deposit an aggregate of 263,477 shares of Thane Common Stock (the "Escrow Shares") issuable to the Persons listed on Schedule 2.1(d) hereto (the "Controlling Stockholders") into an escrow account subject to the escrow agreement (the "Escrow Agreement") substantially in the form of Exhibit B hereto.

         (e) Each treasury share of capital stock of Krane, if any, shall be canceled, and no payment shall be made in respect thereof.

         2.2 At the Effective Time, each issued and outstanding option to purchase or otherwise acquire shares of Krane Common Stock (whether or not vested) (the "Assumed Options") shall be assumed by Thane in connection with the Merger. Each Assumed Option so assumed by Thane under this Agreement shall continue to have, and be subject to, the same terms and conditions as in place immediately prior to the Effective Time (including, without limitation, any vesting schedule or repurchase rights, but not taking into account any acceleration thereof provided for in the underlying option agreements that may otherwise result from the Merger or other transactions contemplated by this Agreement), except that (i) each Assumed Option to purchase one share of Krane Common Stock will be exercisable for 2.42432187628972 shares of Thane Common Stock and (ii) the per share exercise price for the shares of Thane Common Stock issuable upon exercise of such Assumed Option will be equal to the quotient determined by dividing: (A) the exercise price per share of Krane Common Stock at which such Assumed Option was exercisable immediately prior to the Effective Time by (B) 2.42432187628972. No Assumed Option as so converted shall be exercisable for a fractional share of Thane Common Stock and the number of shares of Thane Common Stock for which all Assumed Options to be delivered to the optionees thereof shall be rounded up to the nearest whole number of shares of Thane Common Stock.

                                   SECTION 3

          REPRESENTATIONS AND WARRANTIES OF KRANE AND THE STOCKHOLDERS

         Krane hereby represents and warrants to Thane with regard to Krane and Krane Products, Inc., a Delaware corporation and a wholly-owned subsidiary of Krane (each a "Corporation" and together, the "Corporations"), and each Stockholder, severally but not jointly, hereby represents and warrants to Thane in Section 3.5(b) only with regard to itself, each as of the date hereof and as of the Effective Time, as follows:

         3.1 Compliance with Law and Applicable Government Regulations. Except as set forth in Schedule 3.1 hereto, each of the Corporations has been operated for the last five years in compliance in all material respects with regard to its operations, practices, real property, plants, structures, machinery, equipment and other property, and all other aspects of its business, with all applicable Regulations and Orders, including, but not limited to, all Regulations relating to the safe conduct of business, environmental protection, quality and labeling, antitrust, consumer protection, equal opportunity, discrimination, health, sanitation, fire, zoning, building and occupational safety. There are no Claims pending, or, to the knowledge of the Corporations and each of their respective officers, threatened, nor has the Corporation received any written notice, regarding any violations of any Regulations and Orders enforced by any Authority claiming jurisdiction over the Corporations including any requirement of the Occupational Safety and Health Act of 1970, as amended ("OSHA"), or the Federal Trade Commission or Better Business Bureau.

         3.2      Employees/Labor Employment Matters.   Except as set forth in
Schedule 3.2 hereto, (i) there is no labor strike, dispute, slowdown, stoppage or lockout pending or, to the knowledge of the Corporations and each of their respective officers, threatened against or affecting either Corporation and during the past five years there has not been any such action; (ii) no union Claims to represent the employees of either Corporation; (iii) none of the employees of either Corporation represented by any labor organization and neither Corporations nor any of their respective officers have any knowledge of any current union organizing activities among its employees, nor, to the knowledge of the Corporations and each of their respective officers, does any question concerning representation exist concerning such employees; (iv) the Corporations have been in material compliance with all obligations under the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, OSHA, and all other federal, state and local labor or labor related Regulations applicable to Persons employed in connection with the Corporations, including, without limitation, those Regulations relating to wages, hours, health and safety, payment of social security withholding and other taxes, maintenance of workers' compensation insurance, labor and employment relations and employment discrimination, and have not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable Regulation; (v) there is no unfair labor practice charge or complaint against either Corporation pending or, to the knowledge of the Corporations and each of their respective officers, threatened before the National Labor Relations Board or any similar state or foreign Authority; (vi) there is no grievance arising out of any collective bargaining agreement or other grievance procedure; (vii) there is no charge with respect to or relating to either Corporation pending before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful employment practices; (viii) neither Corporation has received notice of the intent of any Authority responsible for the enforcement of labor or employment Regulations, including, but not limited to, health and safety Regulations, to conduct an investigation with respect to or relating to either Corporation and, to the knowledge of the Corporations and such of their respective officers, no such investigation is in progress nor has any such investigation been conducted during the last five years; (ix) there are no Claims pending or, to the knowledge of the Corporations and each of their respective officers, threatened in any forum by or on behalf of any present or former employee of either Corporation, any applicant for employment or classes of the foregoing alleging breach of any express or implied Contract of employment, any Regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship; (x) since the enactment of the WARN Act, neither Corporation has effectuated (A) a plant closing (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of either Corporation; or (B) a mass layoff (as defined in the WARN Act) affecting, any site of employment or facility of either Corporation, nor has either Corporation been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law or Regulation; (xi) to the knowledge of the Corporations and each of their respective officers, none of the employees of either Corporation has suffered an employment loss (as defined in the WARN Act) during the 180 day period prior to the date of this Agreement; and (xii) each facility or location of each Corporation has been operated as a single site of employment (as defined in the WARN Act) at all times since the enactment of the WARN Act.

         3.3      Corporate Organization, Etc.   Each Corporation is a
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. Each Corporation is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the conduct of its business, the ownership or lease of its properties, require it to be so qualified or licensed.

         3.4      Title to Stock.   All of the outstanding shares of the capital
stock of Krane are owned by the Stockholders, have been duly authorized, validly issued, fully paid and nonassessable, are free of all Liens and Contracts, and have been issued in compliance with all applicable securities laws. All of the shares of Krane Common Stock were acquired from third parties or Krane in compliance with all applicable securities laws, free and clear of any rescission rights. Except as set forth on Schedule 3.4 hereto, there is no outstanding Contract with either Corporation or any other Person to purchase, redeem or otherwise acquire any outstanding shares of the capital stock of the Corporation, or securities or obligations of any kind convertible into any shares of the capital stock of the Corporation. Neither Corporation has redeemed any securities in violation of any Contract or Regulation.

         3.5      Authorization, Etc.

         (a) Krane has full power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors of Krane and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by each Corporation each constitutes a legal, valid and binding obligation of each Corporation enforceable against each Corporation in accordance with its terms, subject to applicable bankruptcy laws and general principles of equity.

         (b) Each Stockholder is the sole owner of and has full right, power and authority to sell and vote the shares of Krane Common Stock set forth opposite such Stockholder's name on Schedule 2.1(b) hereto. Each Stockholder has full power and authority to enter into this Agreement and the agreements contemplated hereby and to deliver the shares of Krane Common Stock and the certificates evidencing such shares of Krane Common Stock to Thane as provided for herein, free and clear of all Liens. This Agreement and all other agreements contemplated hereby to be entered into by the Stockholders each constitute, or will constitute when fully executed and delivered, a legal, valid and binding obligation of each Stockholder who is a party thereto enforceable against such Stockholder in accordance with its terms.

         3.6      Capitalization of Krane.   The authorized capital stock of
Krane consists solely of 3,000,000 shares of common stock. The issued and outstanding shares of capital stock of Krane consist solely of 1,045,139 shares of common stock, all of which are validly issued and outstanding, fully paid and non-assessable. Except as set forth on Schedule 3.6 hereto, Krane has no outstanding options or other commitments of any kind which obligate Krane to issue or sell shares of its capital stock.

                                   SECTION 4

                     REPRESENTATIONS AND WARRANTIES OF THANE

         Thane represents and warrants to Krane and each Stockholder with regard to Thane, the Intermediate Entity and Acquisition (the "Thane Entities"), as of the date hereof and as of the Effective Time, as follows:

         4.1      Corporate Organization, Etc.   Each Thane Entity is a
corporation duly organized, validly existing and in good standing under the laws of the state of Delaware with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. Each Thane Entity is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties require it to be so qualified or licensed.

         4.2      Authorization, Etc.   Each Thane Entity has full power and
authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors of each Thane Entity and no other corporate proceedings on their part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by each Thane Entity each constitutes a legal, valid and binding obligation of such Thane Entity enforceable against such Thane Entity in accordance with its terms, subject to applicable bankruptcy laws and general principles of equity.

         4.3      Capitalization of Thane.   The authorized capital stock of
Thane consists solely of 200,000,000 shares of common stock and 100,000 shares of preferred stock. The issued and outstanding shares of capital stock of Thane consist solely of 29,405,536 shares of Thane Common Stock, all of which are validly issued and outstanding, fully paid and non-assessable. The shares of Thane Common Stock to be issued pursuant to this Agreement will, when issued, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens, and have been issued in compliance with all applicable securities laws. The issuance of the shares of Thane Common Stock to the Stockholders will not trigger any pre-emptive rights of any stockholder of Thane. Except as set forth on Schedule 4.3 hereto, Thane has no outstanding options or other commitments of any kind which obligate Thane to issue or sell shares of its capital stock.

                                   SECTION 5

                       SURVIVAL OF TERMS; INDEMNIFICATION

         5.1 Survival. All of the terms and conditions of this Agreement, together with the representations, warranties and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Effective Time until all obligations set forth therein shall have been performed and satisfied, notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that all representations and warranties, and the agreements contained herein by any party hereto to indemnify another party hereto as set forth in this Section 5, shall survive and continue for, and all Claims with respect thereto shall be made prior to the end of, twelve months from the Effective Time.

         5.2      Limitations

         (a) No party hereto shall be required to indemnify another party hereto pursuant to this Section 5 until the indemnifiable damages, individually or in the aggregate, exceed $200,000 (the "Hurdle Rate"). Once such indemnifiable damages have, individually or in the aggregate, exceeded the Hurdle Rate, the indemnifying party shall be responsible for all indemnifiable damages that may arise, irrespective of the Hurdle Rate and provided that indemnifiable damages shall accumulate until such time as the Hurdle Rate is met, whereupon the party to be indemnified shall be entitled to seek indemnification for the full amount of such damages.

         (b) In the absence of fraud, Thane's and the Controlling Stockholders' respective aggregate liability under Section 5.3 or 5.4 shall not exceed the Fair Market Value of the Escrow Shares as of the date of determination.

         (c) In the absence of fraud, the sole recourse of Thane pursuant to this Section 5 shall be against the Escrow Shares.

         (d) Notwithstanding any provisions contained herein to the contrary, the respective aggregate liability under this Agreement of (i) Prairie and Lease Plan - Krane Products Investors, L.P. ("Lease Plan") to Thane and (ii) Thane to Prairie and Lease Plan shall be governed by that certain Redemption Agreement, dated as of the date hereof (the "Redemption Agreement"), by and among Thane, Prairie and Lease Plan.

         5.3      Indemnification by the Controlling Stockholders.   Subject to
Sections 5.1 and 5.2, the Controlling Stockholders agree to indemnify Thane and its subsidiaries and their respective officers, directors, employees, shareholders, representatives and agents and hold each of them harmless at all times after the date of this Agreement, against and in respect of any and all damage, loss, deficiency, liability, obligation, commitment, cost or expense (including the fees and expenses of counsel) resulting from, or in respect of, any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Krane or any Stockholder under this Agreement, any document relating hereto or thereto or contained in any exhibit to this Agreement or from any misrepresentation in or omission from any certificate, schedule, other agreement or instrument by Krane or any Stockholder hereunder.

         5.4 Indemnification by Thane. Subject to Sections 5.1 and 5.2, Thane agrees to indemnify the Stockholders and their respective officers, directors, employees, shareholders, representatives and agents and hold each of them harmless at all times after the date of this Agreement, against and in respect of any and all damage, loss, deficiency, liability, obligation, commitment, cost or expense (including the fees and expenses of counsel) resulting from, or in respect of, any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Thane under this Agreement, any document relating hereto or thereto or contained in any exhibit to this Agreement or from any misrepresentation in or omission from any certificate, schedule, other agreement or instrument by Thane hereunder.

         5.5      Third-Party Claims.

         (a) Except as otherwise provided in this Agreement, the following procedures shall be applicable with respect to indemnification for third-party Claims. Promptly after receipt by

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the party seeking indemnification hereunder (hereinafter referred to as the
"Indemnitee") of notice of the commencement of any action or the assertion of any Claim, liability or obligation by a third party (whether by legal process or otherwise), against which Claim, liability or obligation the other party to this Agreement (hereinafter the "Indemnitor") is, or may be, required under this Agreement to indemnify such Indemnitee, the Indemnitee will, if a Claim thereon is to be, or may be, made against the Indemnitor, notify the Indemnitor in writing of the commencement or assertion thereof and give the Indemnitor a copy of such Claim, process and all legal pleadings. The Indemnitor shall have the right to participate in the defense of such action with counsel of reputable standing. The Indemnitor shall have the right to assume the defense of such action unless such action (i) may result in injunctions or other equitable remedies in respect of the Indemnitee or its business; (ii) may result in liabilities which, taken with other then existing Claims under this Section 5, would not be fully indemnified hereunder; (iii) may have an adverse effect on the business or financial condition of the Indemnitee after the Effective Time (including an effect on the earnings or ongoing business relationships of the Indemnitee); or (vi) is for an alleged amount of less than $25,000. The Indemnitor and the Indemnitee shall cooperate in the defense of such Claims. In the case that the Indemnitor shall assume or participate in the defense of such proceeding as provided herein, the Indemnitee shall make available to the Indemnitor all relevant records and take such other action and sign such documents as are reasonable necessary to defend such proceeding in a timely manner. If the Indemnitee shall be required by judgment or a settlement agreement to pay any amount in respect of any obligation or liability against which the Indemnitor has agreed to indemnify the Indemnitee under this Agreement, the Indemnitor shall promptly reimburse the Indemnitee in an amount equal to the amount of such payment plus all reasonable expenses (including legal fees and expenses) incurred by such Indemnitee in connection with such obligation or liability subject to this Section 5. No Indemnitor, in the defense of any such Claim, shall, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability with respect to such Claim. In the event that the Indemnitor does not accept the defense of any matter for which it is entitled to assume such defense as provided above, the Indemnitee shall have the full right to defend against any such Claim, and shall be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. With respect to any matter as to which the Indemnitor is not entitled to assume the defense pursuant to the terms of this paragraph, the Indemnitee shall not enter into any settlement for which an indemnification claim will be made hereunder without the approval of the Indemnitor, which will not be unreasonably withheld.

         (b) Prior to paying or settling any Claim against which an Indemnitor is, or may be, obligated under this Agreement to indemnify an Indemnitee, the Indemnitee must first supply the Indemnitor with a copy of a final court judgment or decree holding the Indemnitee liable on such Claim or failing such judgment or decree, must first receive the written approval of the terms and conditions of such settlement from the Indemnitor. An Indemnitor or Indemnitee shall have the right to settle any Claim against it, subject to the prior written approval of the other, which approval shall not be unreasonably withheld.

         (c) An Indemnitee shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (i) the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such action or claim, (ii) the Indemnitor shall not have employed counsel in the defense of such action or claim, or (iii) such Indemnitee shall have reasonably concluded that there may be defenses available to it which are contrary to, or inconsistent with, those available to the Indemnitor, in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the Indemnitor.

                                   SECTION 6

                               CERTAIN DEFINITIONS

         "Acquisition" shall have the meaning set forth in the Preamble.

         "Assumed Options" shall have the meaning set forth in Section 2.2.

         "Authority" means any governmental, regulatory or administrative body, agency, commission, board, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory authority, whether international, national, federal, state or local.

         "Business Day" means any day except Saturday, Sunday and any day which in the City of New York shall be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

         "Certificate of Merger" shall have the meaning as set forth in
Section 1.2.

         "Claim" means any action, suit, claim, lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation or noncompliance, litigation, proceeding, arbitration, appeals or other dispute, whether civil, criminal, administrative or otherwise.

         "Contract" means any agreement, contract, commitment, instrument, document, certificate or other binding arrangement or understanding, whether written or oral.

         "Controlling Stockholders" shall have the meaning set forth in
Section 2.1(d).

         "Corporation" and "Corporations" shall each have the meaning set forth in Section 3.

         "DGCL" shall have the meaning as set forth in Section 1.2.

         "Effective Time" shall have the meaning as set forth in Section 1.3.

         "Escrow Agreement" shall have the meaning set forth in Section 2.1(d).

         "Escrow Shares" shall have the meaning set forth in Section 2.1(d).

         "Fair Market Value" means, with respect to each share of Thane Common Stock that is deemed to be Escrow Shares pursuant to Section 2.1(d):

         (a) if the Thane Common Stock is Publicly Traded at the time of determination, the average of the closing prices on such day of the Thane Common Stock on all domestic securities exchanges on which the Thane Common Stock is then listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any such day the Thane Common Stock is not so listed, the average of the representative bid and asked prices quoted on NASDAQ as of 4:00 P.M., New York time, on such day, or if on any day such security is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 20 days consisting of the day as of which "Fair Market Value" is being determined and the nineteen consecutive Business Days prior to such day; or

         (b) if the Thane Common Stock is not Publicly Traded at the time of determination, the fair market value of the Thane Common Stock, as determined by an unaffiliated investment banker selected by Thane without calculating any discounts based on the marketability of such shares or the percentage of the total shares issued the Escrow Shares represent.

         "Hurdle Rate" shall have the meaning set forth in Section 5.2(a).

         "Indemnitee" shall have the meaning set forth in Section 5.3.

         "Intermediate Entity" shall have the meaning set forth in the Preamble.

         "Krane" shall have the meaning set forth in the Preamble.

         "Krane Common Stock" shall have the meaning set forth in
Section 2.1(b).

         "Lease Plan" shall have the meaning set forth in Section 5.2(d).

         "Lien" means any (a) security interest, Lien, mortgage, pledge, hypothecation, encumbrance, Claim, easement, charge, restriction on transfer or otherwise, or interest of another Person of any kind or nature, including any conditional sale or other title retention Contract or lease in the nature thereof; (b) any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute; and (c) any subordination arrangement in favor of another Person.

         "Merger" shall have the meaning as set forth in Section 1.1.

         "Order" means any writ, decree, order, judgment, injunction, rule, ruling, Lien, voting right, consent of or by an Authority.

         "OSHA" shall have the meaning as set forth in Section 3.1.

         "Person" means any corporation, partnership, joint venture, limited liability company, organization, entity, Authority or natural person.

         "Prairie" shall have the meaning set forth in Section 2.1(c).

         "Prairie Warrants" shall have the meaning set forth in Section 2.1(c).

         "Publicly Traded" means, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on NASDAQ or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

         "Redemption Agreement" shall have the meaning set forth in
Section 5.2(d).

         "Regulation" means any rule, law, code, statute, regulation, ordinance, requirement, announcement, policy, guideline, rule of common law or other binding action of or by an Authority and any judicial interpretation thereof.

         "Surviving Corporation" shall have the meaning as set forth in
Section 1.1.

         "Thane" shall have the meaning set forth in the Preamble.

         "Thane Common Stock" shall have the meaning set forth in
Section 2.1(b).

         "WARN Act" shall mean the Workers Adjustment and Retraining Notification Act of 1988, as amended.

                                   SECTION 7

                     CERTIFICATE OF INCORPORATION AND BYLAWS

         7.1 At the Effective Time, the certificate of incorporation of Krane shall be the certificate of incorporation of the Surviving Corporation, which may be amended from time to time after the Effective Time as provided by law.

         7.2 At the Effective Time, the bylaws of Krane shall be the bylaws of the Surviving Corporation, which may be amended from time to time after the Effective Time as provided by the certificate of incorporation or said bylaws.

                                   SECTION 8

                             OFFICERS AND DIRECTORS

         8.1 The officers and directors of Krane at the Effective Time of the Merger shall be the officers and directors of the surviving corporation for the full unexpired terms of their offices and until their successors have been elected or appointed.

                                   SECTION 9

                            AMENDMENT AND TERMINATION

         9.1 This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time by the mutual consent of Krane, Thane and Acquisition.

                                   SECTION 10

                                  MISCELLANEOUS

         10.1     Entire Agreement.   This Agreement constitutes the entire
agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to such subject matter.

         10.2     Benefits, Binding Effect.   This Agreement shall be for the
benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

         10.3     Severability.   The invalidity of any one of the words,
phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement, all of which are inserted conditionally on their being valid in law; if any one of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

         10.4     Section Headings.   This section and the other headings
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

         10.5     Counterparts.   This Agreement may be executed in any number
of counterparts and by the separate parties hereto in separate counterparts, each of which shall be deemed to be an original and the one and the same instrument.

                                      * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date first above written.


                                       KRANE HOLDINGS, INC.



                                       By: /s/ Sami W. Mnaymneh
                                          --------------------------------------
                                       Name: Sami W. Mnaymneh
                                       Title: President



                                       THANE INTERNATIONAL, INC.



                                       By: /s/ William F. Hay
                                          --------------------------------------
                                       Name: William F. Hay
                                       Title: Chief Executive Officer



                                       KRANE ACQUISITION CORPORATION



                                       By: /s/ Kevin J. McKeon
                                          --------------------------------------
                                       Name: Kevin J. McKeon
                                       Title: Vice President,
                                              Chief Financial Officer



                                       KRANE HOLDINGS ACQUISITION CORPORATION



                                       By: /s/ Kevin J. McKeon
                                          --------------------------------------
                                       Name: Kevin J. McKeon
                                       Title: Vice President,
                                              Chief Financial Officer



                                       STOCKHOLDERS:

                                       H.I.G. KPI, INC.



                                       By: /s/ Sami W. Mnaymneh
                                          --------------------------------------
                                       Name:  Sami W. Mnaymneh
                                       Title: Secretary



                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                       PRAIRIE CAPITAL MEZZANINE FUND, L.P.



                                       By: Daniels & King Capital, L.L.C.,
                                           its General Partner



                                           By: /s/ Stephen V. King
                                              ----------------------------------
                                           Name: Stephen V. King
                                           Title: Managing Member



                                       LEASE PLAN - KRANE PRODUCTS
                                       INVESTORS, L.P.



                                       By: H.I.G. Capital, LLC, its General
                                           Partner



                                           By: /s/ Sami W. Mnaymneh
                                              ----------------------------------
                                           Name:  Sami W. Mnaymneh
                                           Title: Managing Partner




                                       /s/ Gary Kranz
                                       -----------------------------------------
                                       Gary Kranz



                                       /s/ Steven Kranz
                                       -----------------------------------------
                                       Steven Kranz



                                       /s/ Ronald Shapss
                                       -----------------------------------------
                                       Ronald Shapss



                                       /s/ Harold Kranz
                                       -----------------------------------------
                                       Harold Kranz



                                       /s/ John Thau
                                       -----------------------------------------
                                       John Thau



                                       /s/ Scott Weiss
                                       -----------------------------------------
                                       Scott Weiss



                                       /s/ Robert Griffith
                                       -----------------------------------------
                                       Robert Griffith


                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                       /s/ Christine Pavon
                                       -----------------------------------------
                                       Christine Pavon



                                       /s/ David Blum
                                       -----------------------------------------
                                       David Blum



                                       /s/ Marian Genio
                                       -----------------------------------------
                                       Marian Genio



                                       /s/ Larry Caiola
                                       -----------------------------------------
                                       Larry Caiola



                                       /s/ Donna Murray
                                       -----------------------------------------
                                       Donna Murray



                                       /s/ Wayne Williams
                                       -----------------------------------------
                                       Wayne Williams



                                       /s/ Jim Gregory
                                       -----------------------------------------
                                       Jim Gregory



                                       /s/ Roy Ball
                                       -----------------------------------------
                                       Roy Ball



                                       /s/ Michael Weigel
                                       -----------------------------------------
                                       Michael Weigel


                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                                                 SCHEDULE 2.1(b)

-------------------------------------------------------------------------------------------------------------------------------
         NAME OF HOLDER OF KRANE                      NUMBER OF SHARES OF KRANE COMMON       NUMBER OF SHARES OF THANE COMMON
              COMMON STOCK                                         STOCK HELD                     STOCK TO BE ISSUED
-------------------------------------------------------------------------------------------------------------------------------
H.I.G. KPI, Inc.                                                    549,000                              1,330,953
-------------------------------------------------------------------------------------------------------------------------------
Prairie Capital Mezzanine Fund, L.P.                                 40,667                                 98,590
-------------------------------------------------------------------------------------------------------------------------------
Lease Plan - Krane Products Investors, L.P.                          20,333                                 49,294
-------------------------------------------------------------------------------------------------------------------------------
Gary Kranz                                                          194,517                                471,572
-------------------------------------------------------------------------------------------------------------------------------
Steven Kranz                                                        194,517                                471,572
-------------------------------------------------------------------------------------------------------------------------------
Ronald Shapss                                                         4,105                                  9,952
-------------------------------------------------------------------------------------------------------------------------------
Harold Kranz                                                          5,000                                 12,122
-------------------------------------------------------------------------------------------------------------------------------
John Thau                                                            10,000                                 24,243
-------------------------------------------------------------------------------------------------------------------------------
Scott Weiss                                                          10,000                                 24,243
-------------------------------------------------------------------------------------------------------------------------------
Robert Griffith                                                       2,000                                  4,849
-------------------------------------------------------------------------------------------------------------------------------
Christine Pavon                                                       3,000                                  7,273
-------------------------------------------------------------------------------------------------------------------------------
David Blum                                                            6,000                                 14,546
-------------------------------------------------------------------------------------------------------------------------------
Marian Genio                                                          2,000                                  4,849
-------------------------------------------------------------------------------------------------------------------------------
Larry Caiola                                                          1,000                                  2,424
-------------------------------------------------------------------------------------------------------------------------------
Donna Murray                                                          1,000                                  2,424
-------------------------------------------------------------------------------------------------------------------------------
Wayne Williams                                                          500                                  1,212
-------------------------------------------------------------------------------------------------------------------------------
Jim Gregory                                                             500                                  1,212
-------------------------------------------------------------------------------------------------------------------------------
Roy Ball                                                                500                                  1,212
-------------------------------------------------------------------------------------------------------------------------------
Michael Weigel                                                          500                                  1,212
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                            1,045,139                              2,533,754
-------------------------------------------------------------------------------------------------------------------------------

                                                                 SCHEDULE 2.1(c)

-----------------------------------------------------------------------------------------------------------------------
      NAME OF HOLDER OF KRANE                 NUMBER OF KRANE COMMON STOCK             NUMBER OF SHARES OF THANE
       COMMON STOCK WARRANTS                         WARRANTS HELD                      MMON  STOCK TO BE ISSUED
-----------------------------------------------------------------------------------------------------------------------
Prairie Capital Mezzanine Fund, L.P.                        41,667                             101,014
-----------------------------------------------------------------------------------------------------------------------

                                                                 SCHEDULE 2.1(d)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF SHARES OF THANE
    NAME OF HOLDER OF KRANE                      NUMBER OF SHARES OF KRANE                   COMMON STOCK TO BE HELD
         COMMON STOCK                                COMMON STOCK HELD                              IN ESCROW
-------------------------------------------------------------------------------------------------------------------------
H.I.G. KPI, Inc.                                             549,000                                 154,205
-------------------------------------------------------------------------------------------------------------------------
Gary Kranz                                                   194,517                                  54,636
-------------------------------------------------------------------------------------------------------------------------
Steven Kranz                                                 194,517                                  54,636
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                       938,034                                 263,477
-------------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 3.1

            Compliance with Law and Applicable Government Regulations

Krane is currently in discussions with the Attorney General of the state of Indiana for certain "Do Not Call" violations. The Indiana Attorney General is asking for $17,500 to settle the violation, but Krane is disputing the violations since they resulted from Krane's DNC provider not having updated files. The outcome is uncertain at the time.

                                                                    SCHEDULE 3.2


                       Employees/Labor Employment Matters

In January 2002, Krane settled a lawsuit with a former employee for approximately $2,300, including attorney's fees and expenses. In the lawsuit, it was alleged that Krane was calculating overtime pay for their salespeople incorrectly. The overtime calculations were based on hourly salary, but it was determined that any commissions earned for that time should have been figured in to calculate a new hourly rate for overtime purposes. While there are currently no other similar lawsuits pending, the statute of limitations for such claims runs for two years.

                                                                    SCHEDULE 3.4


                                 Title to Stock

None.

                                                                    SCHEDULE 3.6


                             Capitalization of Krane

Prairie Capital Mezzanine Fund, L.P. currently holds a warrant to purchase 41,667 shares of Krane Common Stock at an exercise price per share of $0.001. Pursuant to Section 2.1(c) of the Agreement, this warrant will be converted into the right to receive shares of Thane Common Stock upon the consummation of the Merger.

Denise Kantrowitz currently holds options to purchase 10,000 shares of Krane Common Stock at an exercise price per share of $15.00. Pursuant to Section 2.2 of the Agreement, these options will be assumed by Thane upon the consummation of the Merger.

                                                                    SCHEDULE 4.3

                             Capitalization of Thane

OPTIONS TO PURCHASE THANE'S COMMON STOCK, PAR VALUE $.001 PER SHARE ("THANE COMMON STOCK")

----------------------------------------------------------------------------------------------------------------------
   OPTION                                                                              NUMBER OF          EXERCISE
   NUMBER                  OPTIONEE                     DATE OF ISSUANCE                 OPTIONS           PRICE
----------------------------------------------------------------------------------------------------------------------
       1                  Mark Taylor                     June 10, 1999                   320,000         $0.26875
----------------------------------------------------------------------------------------------------------------------
       2                  Denise Kovac                    June 10, 1999                   240,000         $0.26875
----------------------------------------------------------------------------------------------------------------------
       3                 Andrew Tobias                   October 1, 1999                  160,000         $0.26875
----------------------------------------------------------------------------------------------------------------------
       4                  Mark Taylor                      June 1, 2000                   320,000         $ 0.9375
----------------------------------------------------------------------------------------------------------------------
       5                 Marty Fahncke                     July 1, 2000                   160,000         $  1.875
----------------------------------------------------------------------------------------------------------------------
       6                 Robert Mednick                   August 1, 2000                   80,000         $   1.25
----------------------------------------------------------------------------------------------------------------------
       7                  Denise Kovac                  September 1, 2000                  80,000         $   1.25
----------------------------------------------------------------------------------------------------------------------
       8                  Kandy Allen                    October 1, 1999                   80,000         $0.26875
----------------------------------------------------------------------------------------------------------------------
       9                    Mike See                      August 5, 2001                   80,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      10               Kristina Taborski                  August 5, 2001                   80,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      11                 Donna Lewallen                   August 5, 2001                   32,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      12               Danijela Todorovic                 August 5, 2001                   64,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      13                  Patty Booth                     August 5, 2001                   64,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      14                Brett J. Wilson                   August 6, 2001                   83,232         $   6.25
----------------------------------------------------------------------------------------------------------------------
      15                Brett J. Wilson                   August 6, 2001                    9,248         $   6.25
----------------------------------------------------------------------------------------------------------------------
      16                  John Devlin                     August 6, 2001                   29,376         $   6.25
----------------------------------------------------------------------------------------------------------------------
      17                  John Devlin                     August 6, 2001                    3,264         $   6.25
----------------------------------------------------------------------------------------------------------------------
      18               Stephen D. Newman                  August 6, 2001                   83,232         $   6.25
----------------------------------------------------------------------------------------------------------------------
      19               Stephen D. Newman                  August 6, 2001                    9,248         $   6.25
----------------------------------------------------------------------------------------------------------------------
      20                  Joseph Wosik                    August 6, 2001                   48,960         $   6.25
----------------------------------------------------------------------------------------------------------------------
      21                  Joseph Wosik                    August 6, 2001                    5,440         $   6.25
----------------------------------------------------------------------------------------------------------------------
      22                 Jacque Bailey                    August 5, 2001                   32,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      23                 Leeann Johnson                   August 5, 2001                  160,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      24                 Suzanne Clark                    August 5, 2001                   80,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      25                  Nadine Mupas                    August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      26                  Howard Frost                    August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      27                 Julie Campbell                   August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      28                 Tony Meirovitz                   August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      29                    Jeff Moe                      August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      30                  Bruce Feagle                    August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      31                   Tom Rolapp                     August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      32                Allison Fallick                   August 5, 2001                   16,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      33                  Kandy Allen                     August 5, 2001                   80,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      34                 Andrew Tobias                    August 5, 2001                  128,000         $5.46875
----------------------------------------------------------------------------------------------------------------------
      35                Kevin J. McKeon                 December 19, 2001                 240,000         $   6.25
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   2,880,000
----------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 4.3
                                                                          Page 2

WARRANTS TO PURCHASE THANE COMMON STOCK

------------------------------------------------------------------------------------------------------------------------
   WARRANT                                                                              NUMBER OF          EXERCISE
    NUMBER                  WARRANT HOLDER                DATE OF ISSUANCE              WARRANTS             PRICE
------------------------------------------------------------------------------------------------------------------------
                        :
     WB-1            Paribas North America, Inc.            March 13, 2002                572,192           $0.001
------------------------------------------------------------------------------------------------------------------------
     WB-2            Paribas Capital Funding LLC            March 13, 2002                220,704           $0.001
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                     792,896
------------------------------------------------------------------------------------------------------------------------


OTHER AGREEMENTS TO ISSUE THANE COMMON STOCK

         Thane has agreed, pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of December 6, 2001 (the "Reliant Merger Agreement"), by and among Thane, Reliant Acquisition Corporation, Reliant Interactive Media Corp. ("Reliant") and Messrs. Kevin Harrington, Timothy Harrington and Mel Arthur, as stockholders of Reliant, to issue 3,532,375 shares of Thane Common Stock upon the consummation of the transactions contemplated by the Reliant Merger Agreement.